UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): May 10, 2006
TALX CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Missouri	000-21465	43-0988805

(State or Other	(Commission File	(IRS Employer
Jurisdiction of	Number)	Identification Number)
Incorporation)
11432 Lackland Road
St. Louis, Missouri 63146
(Address of Principal Executive Offices)
Registrant’s telephone number, including area code: (314) 214-7000
Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions :
     ☐ Written communications pursuant to Rule 425 under the Securities Act
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01 Entry into a Material Definitive Agreement
Item 2.02 Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
Press Release
Slide Presentation

Item 1.01 Entry into a Material Definitive Agreement.
     On May 9, 2006, the Compensation Committee exercised its discretion under the 2006-2008 Long-Term Incentive Plan and adjusted Messrs. Canfield’s and Graves’ goals under the plan by excluding the effects of projected increases in operating income attributable to the April 6, 2006 acquisition of Performance Assessment Network, Inc. The effect of this adjustment is to remove the benefit of up-front expected performance improvement attributable to the acquisition, which has the effect of raising the goal for Messrs. Canfield and Graves.
Item 2.02 Results of Operations and Financial Condition.
     On May 10, 2006, the Company issued a press release announcing the Company’s results for the three month period and year ended March 31, 2006 and guidance for revenues and diluted earnings per share from continuing operations for the three months ending June 30, 2006, as well as the fiscal year ending March 31, 2007 (the “Press Release”). A copy of the Press Release is furnished with this report as Exhibit 99.1 to this Form 8-K and incorporated by reference herein.
     In addition, the Company announced in the Press Release that a conference call would be held on May 11, 2006, to discuss its financial and operating results for the three month period and year ended March 31, 2006, as well as to discuss its future expectations. A slide presentation for use in conjunction with this conference call is furnished as Exhibit 99.2 hereto and incorporated herein by reference.
     The slide presentation for use in conjunction with the Company’s conference call will be posted to the Company’s website located at www.talx.com/2006, although the Company reserves the right to discontinue its availability at any time.
Non-GAAP Financial Measures
     The Press Release contains non-GAAP presentations of fiscal 2005 earnings from continuing operations and diluted earnings per share which exclude a charge related to the Company’s SEC settlement. Non-GAAP financial measures should not be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP. Management uses these non-GAAP measures internally to evaluate the performance of the business, including allocation of assets and resources, planning, comparison of financial performance between historical periods and evaluation and compensation of management and staff. Management believes that the presentation of these non-GAAP financial measures provides useful information to investors because these measures exclude elements that management does not consider to be indicative of earnings from ongoing operating activities and allow for an equivalent comparison to prior-period results.
     The information in Item 2.02 of this Current Report on Form 8-K and the exhibits attached hereto shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such Item 2.02 information or exhibits be deemed incorporated by reference in any filing under the

Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits
(c) Exhibits. See Exhibit Index.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 10, 2006	TALX CORPORATION
	By:	/s/ L. Keith Graves
L. Keith Graves
Senior Vice President and Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release, dated May 10, 2006

99.2	Slide Presentation for May 11, 2006 Conference Call